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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)       December 26, 1996

                              SpecTran Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                  0-12489                      04-2729372
   (State or other           (Commission File No.)            (IRS Employer
    jurisdiction)                                           Identification No.)

                       50 Hall Road, Sturbridge, MA 01566
                    (Address of principal executive offices)

     Registrant's telephone number, including area code          508-347-2261

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On December 26, 1996, SpecTran Corporation (the"Company") sold to four institutions an aggregate principal amount of $24 million of senior secured notes (the "Notes"), consisting of $16 million of 9.24% Series A Senior Secured Notes due December 26, 2003 (the "Series A Notes") and $8 million of 9.39% Series B Senior Secured Notes due December 26, 2004 (the "Series B Notes"). Interest on the Notes will be payable semi-annually beginning June 26, 1997, with five equal annual principal repayments required beginning December 26, 1999 for the Series A Notes and December 26, 2000 for the Series B Notes. The Notes constitute senior secured debt of the Company secured by substantially all of the assets of the Company and all current and hereinafter created or acquired subsidiaries, a pledge by the Company of the issued and outstanding stock of its subsidiaries and mortgages on real estate owned by the Company's subsidiaries. The Company's obligations are also guaranteed by the Company's subsidiaries and rank equal to all other senior secured indebtedness of the Company. The Company may repay the Notes at any time, subject to the payment of an amount to compensate the Note holders for lost interest, except for a one-time prepayment of up to $3 million which may be made by the Company on any annual anniversary date of the Notes commencing December 26, 2001 without any such payment. In the event that a person or group of related persons, other than a person who then qualifies as a member of current management or a group of which all persons constituting current management at such time is a party, acquires more than 30% of the voting stock of the Company prior to January 1, 2000 or 50% thereafter, the Note holders have the right to demand repayment of the Notes. The Notes require that the Company comply with certain financial and non-financial covenants. $14 million of the proceeds of the sale of the Notes were used to repay the Company's indebtedness under its then exiting term loan and revolving credit facilities provided by Fleet National Bank ("Fleet Bank"), the Company's principal lender.

         On December 26, 1996, the Company and its subsidiaries restructured their loan arrangements with Fleet Bank by replacing the then existing term loan and revolving credit facilities with a new three-year revolving credit facility. The maximum amount that can be borrowed under the Agreement is $20 million. Interest on amounts outstanding under the new revolving credit facility is payable quarterly at a rate to be selected by the Company from time to time, which can be either Fleet Bank's prime rate, the LIBOR one month index rate plus 150 basis points, the LIBOR three month index rate plus 150 basis points or the LIBOR six month index rate plus 150 basis points. The new revolving credit facility expires December 31, 1999 and is secured by the same security granted to the holders of the Notes on an equal basis.


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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         10.86 Note Purchase Agreement between SpecTran Corporation and Massachusetts Mutual Life Insurance Company dated as of December 1, 1996.

         10.87 Note Purchase Agreement between SpecTran Corporation and CM Life Insurance Company dated as of December 1, 1996.

         10.88 Note Purchase Agreement between SpecTran Corporation and The Mutual Life Insurance Company of New York dated as of December 1, 1996.

         10.89 Note Purchase Agreement between SpecTran Corporation and Atwell & Co. dated as of December 1, 1996.

         10.90 Security Agreement among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

         10.91 Trademark Security Agreement among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

         10.92 Patent Collateral Assignment among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

         10.93 Pledge Agreement among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

         10.94 Open-End Mortgage, Assignment of Rents and Security Agreement by SpecTran Communication Fiber Technologies, Inc. to Fleet National Bank, as Trustee, dated as of December 1, 1996.

         10.95 Open-End Mortgage, Assignment of Rents and Security Agreement by SpecTran Specialty Optics Company to Fleet National Bank, as Trustee, dated as of December 1, 1996.

         10.96 Guaranty Agreement dated as of December 1, 1996 by SpecTran Communication Fiber Technologies, Inc., SpecTran Specialty Optics Company and Applied Photonic Devices, Inc. in favor of Massachusetts Mutual Life Insurance Company, CM Life Insurance Company, The New York Mutual Life Insurance Company and Atwell & Co.

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         10.97 Loan Agreement among SpecTran Corporation, SpecTran Communication
Fiber Technologies, Inc., SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank dated as of December 1, 1996.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SpecTran Corporation
                                             (Registrant)


Date: December 31, 1996                      /s/ Bruce A. Cannon
                                             --------------------------
                                             Bruce A. Cannon, Secretary


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                                EXHIBIT INDEX



ITEM                            DESCRIPTION
----                            -----------
10.86 Note Purchase Agreement between SpecTran Corporation and Massachusetts Mutual Life Insurance Company dated as of December 1, 1996.

10.87 Note Purchase Agreement between SpecTran Corporation and CM Life Insurance Company dated as of December 1, 1996.

10.88 Note Purchase Agreement between SpecTran Corporation and The Mutual Life Insurance Company of New York dated as of December 1, 1996.

10.89 Note Purchase Agreement between SpecTran Corporation and Atwell & Co. dated as of December 1, 1996.

10.90 Security Agreement among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

10.91 Trademark Security Agreement among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

10.92 Patent Collateral Assignment among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

10.93 Pledge Agreement among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.

10.94 Open-End Mortgage, Assignment of Rents and Security Agreement by SpecTran Communication Fiber Technologies, Inc. to
                Fleet National Bank, as Trustee, dated as of December 1, 1996.

10.95 Open-End Mortgage, Assignment of Rents and Security Agreement by SpecTran Specialty Optics Company to Fleet National Bank, as Trustee, dated as of December 1, 1996.

10.96 Guaranty Agreement dated as of December 1, 1996 by SpecTran Communication Fiber Technologies, Inc., SpecTran Specialty Optics Company and Applied Photonic Devices, Inc. in favor of Massachusetts Mutual Life Insurance Company, CM
                Life Insurance Company, The New York Mutual Life Insurance Company and Atwell & Co.

10.97 Loan Agreement among SpecTran Corporation, SpecTran Communication Fiber Technologies, Inc., SpecTran Specialty Optics Company, Applied Photonic Devices, Inc. and Fleet National Bank dated as of December 1, 1996.